Fair value measurement	6 Months Ended
Jun. 30, 2026
Fair Value Disclosures [Abstract]
Fair value measurement	Fair value measurement
Assets and liabilities measured at fair value on a recurring basis include equity securities, available-for-sale debt investments, warrant liabilities and derivative liability.

The following table sets the major financial instruments measured at fair value, by level within the fair value hierarchy as of June 30, 2026.

		Fair Value Measurement at Reporting Date Using
	Fair Value as of June 30, 2026	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
		(Level 1)	(Level 2)	(Level 3)
	US$	US$	US$	US$
Assets
Long-term investments, net – equity securities	19,642	19,642	—	—
Long-term investments, net – available-for-sale debt investments	41,250	—	—	41,250

Liabilities
Warrant liabilities – public warrants	600	600	—	—
Warrant liabilities – private warrants	378	—	—	378
Accrued expenses and other current liabilities – derivative liability	67	—	—	67
Valuation techniques

Equity securities: The Company values the listed equity securities using quoted prices for the underlying securities in active markets and accordingly, the Group classifies the valuation techniques that use these inputs as Level 1.

Available-for-sale debt investments: As the Company’s available-for-sale debt investment is not traded in an active market with readily observable quoted prices, the Company uses significant unobservable inputs (Level 3) to measure its fair value at inception and at each subsequent balance sheet date. See Note 7 for information about the significant unobservable inputs used in the respective fair value measurements.

Public Warrants and Private Warrants: Public Warrants is classified as Level 1 due to the use of the observed trading price. For Private Warrants, see Note 15 for information about the significant unobservable inputs (Level 3) used in the fair value measurements.

Derivative liability: Derivative liability represents the bifurcated feature embedded in the Initial Note 14. The fair value of derivative liability is measured using income approach. See Note 14 for information about the significant unobservable inputs used in the respective fair value measurements.

The other financial assets and liabilities of the Group primarily consist of cash, restricted cash, short-term investments, accounts receivable, notes receivable, amounts due from related parties, receivables included in prepayments and other current assets and other non-current assets, short-term borrowings, long term borrowings, accounts payable, notes payable, amounts due to related parties, convertible notes payable (see Note 14 for more details), operating lease liabilities, payables included in accrued expenses and other current liabilities. As of June 30, 2026, the fair values of long-term borrowings and operating lease liabilities approximate to their carrying values, which is due to that the underlying interest rates approximated to the market rates for similar instruments with similar maturities. The carrying values of other financial instruments approximate their fair values due to the short-term maturity of these instruments or their interest rates are comparable to the prevailing interest rates in the market.

The Group’s non‑financial assets, such as goodwill, property and equipment and intangible assets, operating lease right-of-use assets, would be measured at fair value only if they were determined to be impaired.